Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------


The Fund

 . A closed-end investment fund that invests primarily in high-quality fixed income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.

Investment Objective

 .  To achieve high monthly income consistent with preservation of capital.

Dividend Objective

 . To distribute monthly income in excess of that attainable from investment in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

The following is the Mentor Income Fund, Inc. semiannual report for the six-month period ended April 30, 2000. Regardless of market environments, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders.*

The Mentor Income Fund, Inc.'s 1.99% net asset value total return for the six-month period ended April 30, 2000, compared favorably to the 0.12% return for the Lehman Brothers Corporate Bond Index.** Comparatively, the Merrill Lynch Mortgage Master Index, the Merrill Lynch U.S. Treasury/Agency Master Index and the Merrill Lynch U.S. Treasury 6.5-7.5 Year Bond Index returned 1.67%, 2.30% and 1.43%, respectively over the same six-month period.***

We attribute the modest returns to the difficult conditions that existed in the bond market during the period. Over the past six months, bond prices experienced wide fluctuations, which caused sharp, sudden swings in interest rates. The period was also characterized by a yield curve inversion - a rare market event in which 30-year Treasury securities yielded less than instruments with shorter maturities. Finally, during this time, bonds that generated more income, such as corporate bonds and mortgage-backed securities, underperformed U.S. Treasuries.

Environment

30-year U.S. Treasuries benefited from a supply/demand imbalance that was

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

unique to that particular maturity range and sector. As January 2000 came to a close, the U.S. Treasury announced plans to buy back as much as thirty billion in long-term U.S. Treasury bonds and also reduce the size of future auctions. The announcement coincided with the purchase of a huge block of U.S. Treasuries in the same maturity range by one of the world's largest money managers. Many investors became concerned that a shortage would develop, igniting a rally that sent the yield on the 30-year U.S. Treasury down to 5.84% from a high of nearly 6.75% during the period.

In contrast, interest rates in all other maturities rose, forcing bond prices lower. No longer concerned with Y2K, investors turned their attention to the economy's continued explosive growth - and its implications for future inflation and interest rate hikes. Stock prices soared for much of the period, enhancing the "wealth effect" and adding to the economy's momentum. For the most part, however, inflation remained well-contained. Commodity and oil prices rose, but with the exception of oil prices, cost increases were not passed along to consumers.

Extraordinary demand and expectations of a continually lower supply of 30-year U.S. Treasuries drove prices higher and yields lower. At the same time, demand for income-oriented securities fell, forcing their prices lower and yields higher. This was particularly true for high yield bonds. At the end of the period, turbulence in the NASDAQ stock market spilled over into the high yield sector, putting significant downward pressure on prices. NASDAQ stocks encountered unprecedented volatility, with some stocks experiencing 20% price swings from high to low within just a few trading days. The performance disparity that occurred between U.S. Treasuries and income-oriented bonds changed yield relationships between the sectors. Although U.S. Treasuries outperformed income-oriented securities, the changes in their respective yields laid the groundwork for longer-term opportunity. By the end of the period, many mortgage-backed securities, corporate bonds and U.S. agency securities had begun to provide yield advantages over U.S.

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

Treasuries that were extremely attractive by historical standards.

Strategy

We monitored changes in yield relationships to take advantage of longer-term opportunities. Because of its strong emphasis on income, the Fund carried a substantial position of both high grade and high yield bonds. We continually review the Fund's holdings and were confident that the issuers represented sound credits, despite the price declines experienced in those sectors. Then, when yield advantages reached what we believed were attractive levels, we added to the Fund's high yield bond position; targeting securities whose underlying issuers would not need to tap the equity or credit markets for future funding.

As of April 30, 2000, the portfolio was invested as follows: Adjustable rate mortgage backed securities--3.2%; Asset backed securities--3.8%; Collateralized mortgage obligations--22.1%; Corporate bonds--29.6%; Residual interests--2.6%; U.S. Government & Agency Obligations--27.5%; U.S. Treasury Obligations--5.0%; Preferred Stocks--3.9%; Repurchase agreements--2.3%.

Outlook

We think 30-year U.S. Treasuries could continue to benefit from their unique situation at least over the near-term; and that bond prices will continue to fluctuate until the economy begins to cool. In our opinion, three factors could slow economic growth: further tightening moves by the Federal Reserve Board, moderating gains and/or continued significant volatility in stock prices and the dramatic rise in oil and gas prices. We believe the future course of interest rates depends on developments in each of these areas and that a tug-of-war between opposing forces within the areas make the outcome too close to call.

Given the uncertainty with the direction of interest rates, we intend to build returns by focusing on the attractive yield advantages offered by income-oriented securities. In our opinion, the price fluctuations that occurred over the past few months laid the groundwork for opportunity in the future. We think the yield advantages provided by income-

Mentor Income Fund, Inc.
Semi-Annual Report
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

oriented securities could begin to narrow in the months ahead, causing corporate bonds to outperform their U.S. government counterparts. Even if yield advantages do not return to their historical norms, we believe the significant increase in yield associated with income-oriented securities should generate solid future returns.

Dividend Reinvestment Plan

Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.

  * While the portfolio managers will endeavor to manage the portfolio in accordance with its strategy, there are no guarantees that it will be successful.

 ** Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The Lehman Brothers Corporate Bond Index includes publicly issued U.S.
    corporate and Yankee debentures and secured notes that meet the maturity, liquidity and quality guidelines. The Merrill Lynch Mortgage Master Index is a composite of fixed rate mortgage pass-through securities. The Merrill Lynch U.S. Treasury/ Agency Master Index is a composite of Treasury and Agency issues with maturities ranging from one to 30 years. The Merrill Lynch U.S. Treasury Bond Index 6.5-7.5 Year is a composite of U.S. Treasury securities in this maturity range adjusted to reflect reinvestment of interest on securities in the index. These indices are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. It is not possible to invest directly in an index.

Mentor Income Fund, Inc.
Schedule of Investments
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                            Percent of Principal
                                            Net Assets   Amount      Value

------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities            3.6%
------------------------------------------------------------------------------
 California Federal Bank Los Angeles, Ser.
  1991-CI2, Class A, 7.35%, 7/15/2001 (f)              $  253,307 $    252,041
 FHLMC, 6.96%, 9/1/2018                                     1,129        1,156
 FNMA, 7.06%, 7/1/2027                                     14,780       15,105
 GNMA, 7.125%, 12/20/2022                               3,305,471    3,354,757
 Kidder Peabody Acceptance Corp. I, Ser.
  1989-3, Class A, 8.89%, 6/20/2019 (f)                   105,600      105,072
------------------------------------------------------------------------------
Total Adjustable Rate Mortgage Securities
 (cost $3,755,887)                                                   3,728,131
------------------------------------------------------------------------------
Asset-Backed Securities                        4.2%
 Advanta Mtge. Loan Trust, Ser. 1993-3,
  Class A, 5.55%, 1/25/2025                               701,246      663,256
 CS First Boston Mortgage Securities Corp.,
  Ser. 1996-2, Class A6, 7.18%, 2/25/2018               2,750,000    2,630,994
 Old Stone Credit Corp. Home Equity Trust,
  Ser. 1993-2, Class B1, 6.20%, 6/15/2008                 569,552      557,577
 Union Acceptance Corp., Ser. 1996-B, Class
  A, 6.45%, 7/9/2003                                      518,235      516,978
------------------------------------------------------------------------------
Total Asset-Backed Securities (cost
 $4,462,444)                                                         4,368,805
------------------------------------------------------------------------------
Collateralized Mortgage Obligations           24.2%
 BA Mortgage Securities, Inc.:
  Ser. 1998-3, Class 2, 6.50%, 7/25/2013                  284,874      255,841
  Ser. 1998-4, Class 2, 6.50%, 8/25/2013                  301,461      270,328
 Citicorp Mtge. Securities, Inc.:
  Ser. 1999-8, Class B-1, 6.25%, 10/25/2029                   601          520
  Ser. 1999-8, Class B-2, 6.25%, 10/25/2029                   377          312
  Ser. 1999-8, Class M, 6.25%, 10/25/2029                   2,401        2,096
 GE Capital Mortgage Services Inc.:
  Ser. 1993-18, Class B-1, 6.00%, 2/25/2009             1,574,192    1,480,441
  Ser. 1997-13, Class M, 6.75%, 12/25/2012              1,807,534    1,697,989
  Ser. 1998-1, Class M, 6.75%, 1/25/2013                  680,459      638,777

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                           Percent of Principal
                                           Net Assets   Amount      Value

-----------------------------------------------------------------------------
Collateralized Mortgage Obligations
 (continued)
-----------------------------------------------------------------------------
 Norwest Asset Securities Corp.:
  Ser. 1996-3, Class M, 7.00%, 9/25/2011              $1,609,304 $  1,538,406
  Ser. 1997-7, Class M, 7.00%, 5/25/2027               1,548,782    1,447,422
  Ser. 1998-2, Class M, 6.50%, 2/25/2028               1,171,068    1,058,160
 Prudential Home Mortgage Securities (a):
  Ser. 1993-2, Class M, 7.50%, 5/25/2023               2,581,942    2,485,700
  Ser. 1993-18, Class M, 7.00%, 6/25/2023                781,457      741,888
  Ser. 1993-22, Class M, 7.00%, 7/25/2023              4,003,191    3,763,700
  Ser. 1994-29, Class M, 7.00%, 10/25/2024             3,028,368    2,860,793
  Ser. 1995-5, Class B-1, 7.25%, 9/25/2025             2,594,394    2,492,100
  Ser. 1995-5, Class M, 7.25%, 9/25/2025               2,511,776    2,393,257
  Ser. 1995-7, Class M, 7.00%, 11/25/2025              1,903,071    1,790,076
  Ser. 1996-4, Class B-1, 6.50%, 4/25/2026               573,887      519,968
-----------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
 (cost $25,927,532)                                                25,437,774
-----------------------------------------------------------------------------
Corporate Bonds                              30.0%
-----------------------------------------------------------------------------
Cable/Other Video Distribution                1.4%
 Classic Cable, Inc., 9.375%, 8/1/2009                   400,000      376,000
 CSC Holdings, Inc., 9.875%, 5/15/2006                   700,000      717,500
 Telewest Communications, Plc, Step Bond,
  0.00%, 10/1/2007 (b)                                   400,000      378,000
-----------------------------------------------------------------------------
                                                                    1,471,500
-----------------------------------------------------------------------------
Chemical & Agricultural Products              0.9%
 Lyondell Chemical Co.:
  Ser. B, 9.88%, 5/1/2007                                700,000      692,125
  10.88%, 5/1/2009                                       250,000      248,125
-----------------------------------------------------------------------------
                                                                      940,250
-----------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                           Percent of Principal
                                           Net Assets   Amount      Value

-----------------------------------------------------------------------------
Corporate Bonds (continued)
-----------------------------------------------------------------------------
Communication Systems & Services              2.1%
 Adelphia Communications Corp., 9.875%,
  3/1/2005                                            $  375,000 $    369,375
 Century Communications Corp., 9.50%,
  3/1/2005                                               476,000      461,720
 Charter Communications, 8.625%, 4/1/2009                800,000      703,000
 Exodus Communications, Inc., 10.75%,
  12/15/2009                                             400,000      401,000
 Rhythms Netconnections, Inc., 14.00%,
  2/15/2010                                              300,000      267,000
-----------------------------------------------------------------------------
                                                                    2,202,095
-----------------------------------------------------------------------------
Consumer Products & Services                  1.7%
 Globix Corp., 12.50%, 2/1/2010                          500,000      442,500
 Verio, Inc., 11.25%, 12/1/2008                          850,000      841,500
 Weight Watchers Intl., Inc., 13.00%,
  10/1/2009 (a)                                          500,000      517,500
-----------------------------------------------------------------------------
                                                                    1,801,500
-----------------------------------------------------------------------------
Electronic Equipment & Services               0.8%
 Amkor Tech., Inc., 9.25%, 5/1/2006 (a)                  400,000      394,000
 Integrated Circuit Systems, Inc., 11.50%,
  5/15/2009                                              450,000      497,250
-----------------------------------------------------------------------------
                                                                      891,250
-----------------------------------------------------------------------------
Finance & Insurance                           0.5%
 Asat Fin., LLC, 12.50%, 11/1/2006                       400,000      472,000
-----------------------------------------------------------------------------
Food & Beverage Products                      0.9%
 Agrilink Foods, Inc., 11.875%, 11/1/2008                200,000      178,000
 Del Monte Corp., 12.25%, 4/15/2007                      400,000      426,000
 Vlasic Foods Intl., Inc., Ser. B, 10.25%,
  7/1/2009                                               450,000      294,750
-----------------------------------------------------------------------------
                                                                      898,750
-----------------------------------------------------------------------------
Gaming                                        2.7%
 Casino Magic Corp., Ser. B, 13.00%,
  8/15/2003                                              400,000      430,000
 Coast Hotels & Casinos, Inc., 9.50%,
  4/1/2009                                               400,000      378,000
 Hollywood Casino Corp., 11.25%, 5/1/2007                500,000      510,000

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                            Percent of Principal
                                            Net Assets   Amount      Value

------------------------------------------------------------------------------
Corporate Bonds (continued)
------------------------------------------------------------------------------
Gaming (continued)
------------------------------------------------------------------------------
 Hollywood Park, Inc., Ser. B, 9.50%,
  8/1/2007                                             $1,000,000 $  1,001,250
 Isle of Capri Casinos, Inc., 8.75%,
  4/15/2009                                               600,000      544,500
------------------------------------------------------------------------------
                                                                     2,863,750
------------------------------------------------------------------------------
Healthcare Products & Services                 1.0%
 Iasis Healthcare Corp., 13.00%, 10/15/2009               400,000      399,000
 Tenet Healthcare Corp., 8.625%, 1/15/2007                700,000      674,625
------------------------------------------------------------------------------
                                                                     1,073,625
------------------------------------------------------------------------------
Holding Companies                              0.6%
 Lifepoint Holdings, Inc., Ser. B, 10.75%,
  5/15/2009 (a)                                           200,000      207,000
 Triad Hospitals Holdings, Inc., 11.00%,
  5/15/2009 (a)                                           450,000      470,250
------------------------------------------------------------------------------
                                                                       677,250
------------------------------------------------------------------------------
Oil/Energy                                     4.2%
 Chesapeake Energy Corp., Ser. B, 9.625%,
  5/1/2005                                                400,000      386,000
 Enron Corp., 6.725%, 11/17/2008                        1,600,000    1,467,325
 Eott Energy Partners LP, 11.00%, 10/1/2009               450,000      453,375
 Ocean Energy, Inc., Ser. B, 8.375%,
  7/1/2008                                                500,000      482,500
 Parker Drilling Co., Ser. D, 9.75%,
  11/15/2006                                              400,000      378,000
 Pride Petroleum Services, Inc., 9.375%,
  5/1/2007                                                650,000      641,062
 Swift Energy Co., 10.25%, 8/1/2009                       600,000      585,000
------------------------------------------------------------------------------
                                                                     4,393,262
------------------------------------------------------------------------------
Paper & Packaging                              1.1%
 Georgia Pacific Corp., 7.75%, 11/15/2029               1,250,000    1,139,680
------------------------------------------------------------------------------
Retailing & Wholesale                          0.2%
 K-mart Corp., 8.375%, 12/1/2004                          250,000      242,604
------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                             Percent of Principal
                                             Net Assets   Amount      Value

-------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------
Telecommunication Services & Equipment         10.8%
 Airgate PCS, Inc., Step Bond, 0.00%,
  10/1/2004 (b)                                         $  400,000 $    235,000
 Allegiance Telecom, Inc., 12.875%,
  5/15/2008                                                300,000      328,500
 Filtronic Plc, 10.00%, 12/1/2005 (a)                      300,000      288,000
 ICG Holdings, Inc., Step Bond, 0.00%,
  5/1/2001 (b)                                             575,000      462,875
 Insight Midwest, 9.75%, 10/1/2009 (a)                     500,000      508,750
 Intermedia Communications, Inc., Ser. B,
  8.60%, 6/1/2008                                          570,000      521,550
 Level 3 Communications, Inc.:
   9.125%, 5/1/2008                                        400,000      350,000
  11.00%, 3/15/2008                                        350,000      340,375
 McLeod USA, Inc., 9.25%, 7/15/2007                        999,000      959,040
 Metricom, Inc., 13.00%, 2/15/2010                         450,000      371,812
 Metromedia Fiber Network, Inc., Ser. B,
  10.00%, 11/15/2008                                       580,000      553,900
 Microcell Telecommunications, Inc., Ser. B,
  Step Bond, 0.00%, 6/1/2006 (b)                           680,000      617,100
 Nextel Communications, Inc., Step Bond,
  0.00%, 9/15/2007 (b)                                   1,410,000    1,075,125
 Nextel Partners, Inc.:
  11.00%, 3/15/2010                                        450,000      443,250
  Step Bond, 0.00%, 2/1/2004 (b)                           585,000      391,950
 Nextlink Communications, Inc., 10.75%,
  6/1/2009                                                 450,000      444,375
 Rogers Cantel, Inc., 8.80%, 10/1/2007                     750,000      716,250
 Sprint Capital Corp., 6.125%, 11/15/2008                1,800,000    1,601,802
 U.S. Unwired, Inc., Step Bond, 0.00%,
  5/1/2000 (a) (b)                                         500,000      282,500
 Voicestream Wireless Co., 10.375%,
  11/15/2009                                               400,000      408,000
 Worldwide Fiber, Inc., 12.00%, 8/1/2009 (a)               450,000      418,500
-------------------------------------------------------------------------------
                                                                     11,318,654
-------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                            Percent of  Principal
                                            Net Assets   Amount       Value

-------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------
Transportation                                 1.1%
 Delta Air Lines, Inc., 8.30%, 12/15/2029              $ 1,250,000 $  1,101,396
-------------------------------------------------------------------------------
Total Corporate Bonds (cost $32,985,886)                             31,487,566
-------------------------------------------------------------------------------
Interest Only Securities                       0.0%
 Contimortgage Home Equity Loan Trust, Ser.
  1994-3, Class A4, 0.13%, 3/15/2014 (d)
  (cost $106,173)                                       29,342,674       22,917
-------------------------------------------------------------------------------
Residual Interests (a)                         2.8%
 General Mtge. Securities, Inc., 1989-2,
  4/17/2019                                                  8,241      530,389
 General Mtge. Securities, Inc. II:
  1998-4, 9/20/2023                                         38,863      434,244
  1999-4, 2/20/2023                                         37,580      663,855
  1999-5, 2/20/2023                                         38,106      856,457
 National Mtge. Funding, Inc., 1998-7,
  2/20/2023                                                 38,642      465,876
-------------------------------------------------------------------------------
Total Residual Interests (cost $3,470,708)                            2,950,821
-------------------------------------------------------------------------------
U.S. Government & Agency Obligations          30.1%
FHLMC                                          6.1%
  6.50%, 11/15/2008                                      3,744,219    3,607,238
  7.00%, 12/1/2014                                       1,521,181    1,486,346
  9.50%, 12/1/2009                                       1,027,122    1,067,098
  10.75%, 9/1/2009                                         222,904      237,296
-------------------------------------------------------------------------------
                                                                      6,397,978
-------------------------------------------------------------------------------
FNMA                                          19.1%
  6.00%, 12/1/2013 - 8/1/2014                            3,025,970    2,790,277
  7.00%, 8/1/2029 (e)                                    8,565,838    8,198,877
  7.50%, 4/1/2015 - 5/1/2015                             4,800,480    4,775,662
  8.50%, 4/1/2030                                        4,182,000    4,244,228
-------------------------------------------------------------------------------
                                                                     20,009,044
-------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                            Percent of Principal
                                            Net Assets   Amount      Value

------------------------------------------------------------------------------
U.S. Government & Agency Obligations
 (continued)
------------------------------------------------------------------------------
GNMA                                           4.9%
  7.00%, 12/15/2008 - 4/15/2024                        $5,177,221 $  5,059,145
  11.50%, 2/15/2013 - 6/15/2019                           107,479      119,032
------------------------------------------------------------------------------
                                                                     5,178,177
------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
 (cost $32,448,863)                                                 31,585,199
------------------------------------------------------------------------------
U.S. Treasury Obligations                      5.5%
 U.S. Treasury Bonds:
  5.25%, 2/15/2029 (e)                                  2,315,000    2,035,031
  9.00%, 11/15/2018 (e)                                   910,000    1,174,185
  9.25%, 2/15/2016 (e)                                    600,000      772,875
 U.S. Treasury Notes, 4.75%, 11/15/2008 (e)             2,000,000    1,786,876
------------------------------------------------------------------------------
Total U.S. Treasury Obligations (cost
 $5,729,708)                                                         5,768,967
------------------------------------------------------------------------------
Yankee Obligations                             2.4%
------------------------------------------------------------------------------
Cable/Other Video Distribution                 0.7%
 Rogers Cablesystems Ltd., Ser. B, 10.00%,
  3/15/2005                                               750,000      783,750
------------------------------------------------------------------------------
Communication Systems & Services               0.7%
 Clearnet Communications, Inc., Step Bond,
  0.00%, 12/15/2005 (b)                                   695,000      708,900
------------------------------------------------------------------------------
Finance & Insurance                            1.0%
 Principal Finl. Group, Australia, 8.20%,
  8/15/2009                                             1,000,000      999,327
------------------------------------------------------------------------------
Total Yankee Obligations (cost $2,540,515)                           2,491,977
------------------------------------------------------------------------------
                                                         Shares
------------------------------------------------------------------------------
Preferred Stocks                               4.2%
 Home Ownership Funding Corp. (cost
  $4,523,447) (a)                                       5,650,000    4,384,434

Mentor Income Fund, Inc.
Schedule of Investments (continued)
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                       Percent of
                                       Net Assets   Shares      Value

--------------------------------------------------------------------------
Warrants                                   0.0%
--------------------------------------------------------------------------
Communication Systems & Services           0.0%
 *Metricom, Inc., Expires 2/15/2010
  (cost $95,427)                                         450 $     36,056
--------------------------------------------------------------------------
                                                  Principal
                                                    Amount
--------------------------------------------------------------------------
Repurchase Agreement                       2.5%
 State Street Bank & Trust Co. dated
  4/28/2000, 5.67%, maturing 5/1/2000,
  maturity value $2,652,635 (cost
  $2,651,382) (c)                                 $2,651,382    2,651,382
--------------------------------------------------------------------------
Total Investments (cost $118,697,972)    109.5%               114,914,029
--------------------------------------------------------------------------
Other Assets and Liabilities - net        (9.5)                (9,985,425)
--------------------------------------------------------------------------
Net Assets                               100.0%              $104,928,604
--------------------------------------------------------------------------

 * Non-income producing security.
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(c) The repurchase agreement is fully collateralized by $2,660,000 FHLB discount note, 12/27/2000; value including accrued interest--$2,705,257.
(d) Notional principal amount.
(e) All or a portion of these securities have been segregated as collateral for a reverse repurchase agreement.
(f) These securities are illiquid and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees.

Summary of Abbreviations:

FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Assets and Liabilities
April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities                              $118,697,972
 Net unrealized gains or losses on securities                 (3,783,943)
-------------------------------------------------------------------------
 Market value of securities                                  114,914,029
 Cash                                                              1,518
 Receivable for securities sold                                2,821,425
 Interest receivable                                           1,770,009
 Prepaid expenses and other assets                               105,905
-------------------------------------------------------------------------
  Total assets                                               119,612,886
-------------------------------------------------------------------------
Liabilities
 Distributions payable                                           709,210
 Payable for reverse repurchase agreements                    13,855,000
 Advisory fee payable                                              5,584
 Due to other related parties                                        859
 Accrued expenses and other liabilities                          113,629
-------------------------------------------------------------------------
  Total liabilities                                           14,684,282
-------------------------------------------------------------------------
Net assets                                                  $104,928,604
-------------------------------------------------------------------------
Net assets represented by
 Common stock at par value                                  $    118,178
 Paid-in capital                                             130,872,981
 Overdistributed net investment income                          (736,821)
 Accumulated net realized gains or losses on securities and
  futures contracts                                          (21,541,791)
 Net unrealized gains or losses on securities                 (3,783,943)
-------------------------------------------------------------------------
Total net assets                                            $104,928,604
Shares outstanding                                            11,817,776
-------------------------------------------------------------------------
Net asset value per share                                   $       8.88
-------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Operations
Six Months Ended April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

Investment income
 Interest                                                         $ 5,261,864
------------------------------------------------------------------------------
Expenses
 Advisory fee                                                         347,357
 Administrative services fees                                          53,439
 Transfer agent fee                                                    26,232
 Trustees' fees and expenses                                            1,284
 Printing and postage expenses                                         39,947
 Custodian fee                                                         61,064
 Registration and filing fees                                          12,130
 Professional fees                                                     24,106
 Interest expense                                                     481,931
 Other                                                                  3,558
------------------------------------------------------------------------------
  Total expenses                                                    1,051,048
 Less: Expense reductions                                             (15,849)
------------------------------------------------------------------------------
  Net expenses                                                      1,035,199
------------------------------------------------------------------------------
 Net investment income                                              4,226,665
------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and futures contracts
 Net realized gains or losses on:
  Securities                                                       (3,157,641)
  Futures contracts                                                   (62,861)
------------------------------------------------------------------------------
 Net realized gains or losses on securities and futures contracts  (3,220,502)
------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  futures contracts                                                  (919,485)
------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  futures contracts                                                (4,139,987)
------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $    86,678
------------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Cash Flows
Six Months Ended April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

Cash Flows from Operating Activities:
 Net increase in net assets from operations                 $     86,678
 Adjustments to reconcile net increase in net assets from
  operations to net cash provided by operating activities:
  Purchase of investment securities                          (65,795,674)
  Proceeds from disposition of investment securities          69,452,257
  Sales of short-term investment securities, net               3,002,781
  Decrease in interest receivable                                152,029
  Decrease in receivable for securities sold                   5,108,722
  Increase in other assets                                       (56,893)
  Decrease in payable for securities purchased                  (747,406)
  Decrease in accrued expenses                                   (85,687)
  Net unrealized depreciation on securities                      919,485
  Net realized losses from securities and futures contracts    3,220,502
-------------------------------------------------------------------------
 Net cash provided by operating activities                    15,256,794
-------------------------------------------------------------------------
Cash Flows from Financing Activities:
 Decrease in reverse repurchase agreements                   (11,001,000)
 Cash distributions paid                                      (4,254,276)
-------------------------------------------------------------------------
 Net cash used in financing activities                       (15,255,276)
-------------------------------------------------------------------------
 Net increase in cash                                              1,518
-------------------------------------------------------------------------
Cash:
 Beginning of period                                                   0
-------------------------------------------------------------------------
 End of period                                              $      1,518
-------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                             Six Months Ended    Year Ended
                                              April 30, 2000  October 31, 1999
                                               (unaudited)
------------------------------------------------------------------------------
Operations
 Net investment income                         $  4,226,665     $  7,653,884
 Net realized gains or losses on securities
  and futures contracts                          (3,220,502)      (2,478,272)
 Net change in unrealized gains or losses on
  securities                                       (919,485)      (4,984,112)
------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                        86,678          191,500
------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income                           (4,254,400)      (8,288,727)
 Tax return of capital                                    0         (219,869)
------------------------------------------------------------------------------
 Total distributions to shareholders             (4,254,400)      (8,508,596)
------------------------------------------------------------------------------
  Total decrease in net assets                   (4,167,722)      (8,317,096)
Net assets
 Beginning of period                            109,096,326      117,413,422
------------------------------------------------------------------------------
 End of period                                 $104,928,604     $109,096,326
------------------------------------------------------------------------------
Overdistributed net investment income          $   (736,821)    $   (709,086)
------------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------

                         Six Months
                            Ended                Year Ended October 31,
                          April 30,   --------------------------------------------------
                             2000       1999       1998       1997      1996      1995
                         (unaudited)
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of period      $   9.23    $   9.94   $  10.27   $  10.06  $  10.21  $   9.60
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income        0.36        0.65       0.64       0.82      0.83      0.80
 Net realized and
  unrealized gains or
  losses on securities       (0.35)      (0.64)     (0.20)      0.23     (0.14)     0.70
-----------------------------------------------------------------------------------------
 Total from investment
  operations                  0.01        0.01       0.44       1.05      0.69      1.50
-----------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income       (0.36)      (0.70)     (0.71)     (0.84)    (0.84)    (0.89)
 Tax return of capital           0       (0.02)     (0.06)         0         0         0
-----------------------------------------------------------------------------------------
 Total distributions to
  shareholders               (0.36)      (0.72)     (0.77)     (0.84)    (0.84)    (0.89)
-----------------------------------------------------------------------------------------
Net asset value, end of
 period                   $   8.88    $   9.23   $   9.94   $  10.27  $  10.06  $  10.21
-----------------------------------------------------------------------------------------
Per share market price,
 end of period            $   7.19    $   7.56   $   8.56   $   9.38  $   9.00  $   8.88
-----------------------------------------------------------------------------------------
Total Investment Return
 Based on market price       (0.18%)     (3.68%)    (0.74%)    13.92%    11.24%    18.83%
 Based on net asset
  value                       1.99%       1.28%      5.22%     11.65%     8.08%    17.48%
-----------------------------------------------------------------------------------------
Ratios and supplemental
 data
Net assets, end of
 period
 (in thousands)           $104,929    $109,096   $117,413   $121,312  $118,838  $120,617
Ratio of investment
 income to average net
 assets                       9.82%+      9.27%      9.68%     10.97%    11.12%    10.58%
Ratio of operating
 expenses to average
 net assets (a)               1.07%+      1.06%      1.02%      1.08%     1.13%     1.09%
Ratio of total expenses
 to average net assets        1.94%+      2.54%      3.29%      2.78%     2.84%     2.39%
Ratio of net investment
 income to average net
 assets                       7.88%+      6.73%      6.39%      8.19%     8.28%     8.19%
Portfolio turnover rate         55%         99%        80%        71%      190%      154%
Shares outstanding at
 end of period (in
 thousands)                 11,818      11,818     11,818     11,818    11,818    11,818
-----------------------------------------------------------------------------------------

(a) This ratio excludes interest expense and expense reductions.

 +  Annualized.

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
April 30, 2000


1. Organization
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service, (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements in a segregated account on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)


repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Directors.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities.

E. Mortgage Dollar Roll Transactions
The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)


broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives compensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the securities subject to the contract.

F. Residual Interests
A derivative security is any investment that derives its value from an underlying security, asset or market index. The Fund may invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Fund's investments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor has the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

G. Interest-Rate Swaps
An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)


market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

H. Interest-Rate Cap
An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and, as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.

I. Short Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

J. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

K. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

L. Distributions
Distributions from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually.

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)


Reinvestment of income distribution is a non-cash transaction.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

3. Investment Advisory Agreement and Other Affiliated Transactions
Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of First Union Corporation ("First Union"), the Fund's investment advisor, receives for its services an annual investment advisory fee at 0.65% of average weekly net assets.

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, serves as the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is entitled to a fee at an annual rate of 0.10% of the Fund's average weekly net assets.

4. Capital Share Transactions
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At April 30, 2000 there were 11,817,776 shares issued and outstanding, including 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the six months ended April 30, 2000 no shares were issued.

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)


5. Securities Transactions
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended April 30, 2000:

             Cost of Purchases                      Proceeds from Sales
    ------------------------------------    ------------------------------------
    U.S. Government  Non-U.S. Government    U.S. Government  Non-U.S. Government
    ---------------  -------------------    ---------------  -------------------
      $13,187,583        $52,608,091          $8,122,724         $61,329,533

During the six months ended April 30, 2000, the Fund entered into reverse repurchase agreements. The average daily balance of reverse repurchase agreements was approximately $15,666,786 at a weighted average interest rate of 6.15%. During the six months ended April 30, 2000, the Fund incurred an interest expense of $481,931 related to reverse repurchase agreements. The impact on the Fund's expense ratio represented as a percentage of its average net assets was 0.90%. The maximum amount outstanding during the period was $25,608,102 (including accrued interest). At April 30, 2000, the Fund had reverse repurchase agreements outstanding of $8,075,000 and $5,780,000 with interest rates and maturity dates of 6.00% and 5/3/2000 and 5.95% and 5/3/2000, respectively. State Street Bank and Trust Co. is the counterparty for both reverse repurchase agreements.

As of October 31, 1999, the Fund had capital loss carryovers for federal income tax purposes as follows:

                                         Expiration
     Capital Loss   -----------------------------------------------------
      Carryover       2001      2003        2004       2006       2007
     ------------   -------- ----------- ---------- ---------- ----------
     $17,401,746    $108,152 $11,955,561 $1,699,165 $1,155,089 $2,483,779

6. Expense Offset Arrangements
The Fund has entered into expense offset arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions received by the Fund was $15,849 and the impact on the Fund's expense ratio represented as a percentage of its average net assets was 0.03%.

Mentor Income Fund, Inc.
Notes to Financial Statements (unaudited)
(continued)



7. Quarterly Results of Operations. Shown in thousands of dollars and per common share:

                                                                  Increase
                                                                 (Decrease)
                                     Net         Net Gain      in Net Assets
                     Investment   Investment      (Loss)            from
                       Income       Income    on Investments     Operations
                    ------------ ------------ ---------------  ---------------
                            Per          Per            Per              Per
Quarter End         Total  Share Total  Share  Total   Share    Total   Share
-----------         ------ ----- ------ ----- -------  ------  -------  ------
2000
April 30, 2000..... $2,618 $0.22 $2,156 $0.18 $(1,603) $(0.14) $   553  $ 0.05
January 31, 2000...  2,644  0.22  2,071  0.18  (2,537)  (0.21)    (466)  (0.04)
1999
October 31, 1999... $  739 $0.06 $1,893 $0.16 $(5,335) $(0.45) $(1,242) $(0.11)
July 31, 1999......  2,672  0.23  2,038  0.17    (817)  (0.07)    (979)  (0.08)
April 30, 1999.....  2,745  0.23  1,955  0.17  (3,201)  (0.27)  (1,246)  (0.11)
January 31, 1999...  2,671  0.23  1,768  0.15   1,891    0.16    3,659    0.31
1998
October 31, 1998... $2,104 $0.18 $1,719 $0.15 $  (254) $(0.02) $ 1,465  $ 0.13
July 31, 1998......  2,761  0.23  1,875  0.16     500    0.04    2,375    0.20
April 30, 1998.....  2,898  0.25  1,900  0.16  (1,937)  (0.16)     (37)   0.00
January 31, 1998...  3,757  0.32  2,111  0.17    (713)  (0.06)   1,398    0.11

Shareholder Information

Investment Manager
 Corporate Office
  Mentor Investment Advisors, LLC
  Riverfront Plaza, 901 East Byrd Street
  Richmond, Virginia 23219

Transfer Agent and Registrar
  Equiserve
  Attn.: Mentor Income Fund
  P.O. Box 8128
  Boston, MA 02200-8218
  (800) 426-5523

Custodian
  State Street Bank & Trust Company
  Post Office Box 1713
  Boston, Massachusetts 02105-1713

Independent Auditors
  KPMG LLP
  99 High Street
  Boston, Massachusetts 02110

Legal Counsel
  Sullivan & Worcester LLP
  1025 Connecticut Avenue, N.W.
  Washington, D.C. 20036

Directors and Officers

Directors
  Michael S. Scofield, Chairman
  Laurence B. Ashkin
  Charles A. Austin III
  Arnold H. Dreyfuss
  K. Dun Gifford
  Leroy Keith, Jr.
  Gerald M. McDonnell
  Thomas L. McVerry
  Louis W. Moelchert, Jr.
  William Walt Pettit
  David M. Richardson
  Russell A. Salton, III MD
  Richard J. Shima
  Richard K. Wagoner, CFA

Officers
  William M. Ennis, President
  Carol Kosel, Treasurer
  Douglas Munn, Secretary


                           Mentor Income Fund, Inc.

                                 -------------
                              SEMI ANNUAL REPORT
                                 -------------

                                April 30, 2000



Mentor
Investment Advisors